UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Take-Two Interactive Software, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY STATEMENT SUPPLEMENT

TAKE-TWO INTERACTIVE SOFTWARE, INC.

NOTICE OF CHANGE OF LOCATION OF

2020 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 16, 2020

This Supplement relates to the Proxy Statement of Take-Two Interactive Software, Inc. (the “Company”), dated July 24, 2020, as previously furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 Annual Meeting of Shareholders (the “Annual Meeting”). This information is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about August 27, 2020.

PLEASE READ THESE ADDITIONAL DEFINITIVE PROXY MATERIALS IN CONJUNCTION WITH THE PROXY STATEMENT.

Change in Location of Annual Meeting

Due to the continuing public health impact of the novel coronavirus (COVID-19) pandemic and governmental restrictions limiting the number of people who may gather together, and to support the health and well-being of our shareholders, employees and communities, NOTICE IS HEREBY GIVEN that the location of the Annual Meeting of Shareholders of Take-Two Interactive Software, Inc., to be held on September 16, 2020 at 9:00 a.m. Eastern time, has been changed. The Annual Meeting will be held over the internet in a virtual meeting format, via live audio-only webcast, with no way to attend in person. You will be able to attend the Annual Meeting only via the webcast.

The time and date of the Annual Meeting have not changed. All references in the Proxy Statement and related proxy materials to the previously scheduled location of the meeting are superseded and replaced by the information contained in this Supplement. There is no change to the proposals to be presented to the Company’s shareholders for consideration at the Annual Meeting.

A copy of the press release issued by the Company to announce the virtual meeting is attached.

Additional Information

To be admitted to the Annual Meeting, shareholders of record as of the close of business on the record date, July 20, 2020, should go to www.virtualshareholdermeeting.com/TTWO2020 and enter the 16-digit control number on the notice of internet availability of proxy materials or proxy card previously distributed to them. After doing so, those shareholders will be able to vote shares electronically and submit questions during the live audio webcast of the Annual Meeting. The public may access the webcast of the Annual Meeting by also going to www.virtualshareholdermeeting.com/TTWO2020, but they will not be able to submit questions. Online access to the Annual Meeting will open at 8:45 a.m. Eastern Time to allow time for you to log-in prior to the start of the live audio webcast of the Annual Meeting at 9:00 a.m. Eastern Time.

The virtual meeting platform is widely supported across most browsers and devices running the most updated version of applicable software and plugins. Participants should allow sufficient time prior to the start of the meeting to log-in and ensure that they can hear streaming audio prior to the start of the meeting. If any log-in difficulties are encountered, please call the technical support number on the log-in page.

It is important that you read the proxy materials that were previously distributed, and we strongly encourage you to vote in advance of the Annual Meeting, even if you are planning to attend. The proxy card included with the previously distributed proxy materials will not be revised to reflect this announcement and may continue to be used to vote your shares in connection with the Annual Meeting. If you have already voted, you do not need to take any further voting action because of this announcement.

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. Please refer to the proxy materials that were previously distributed for information on how to revoke your proxy and change your vote. Attendance at the Annual Meeting without any other action will not cause your previously granted proxy to be revoked.

If you have any questions about the Proxy Statement, this Supplement or the Annual Meeting, or if you need assistance with voting procedures, including casting or changing your vote, you should contact the Company at 110 West 44th Street, New York, New York 10036 or by calling (646) 536-2842.

By Order of the Board of Directors,

Matthew K. Breitman

General Counsel Americas and

Corporate Secretary

New York, New York

August 27, 2020

The virtual-only Annual Meeting on September 16, 2020 at 9:00 a.m. Eastern Time will be accessible at www.virtualshareholdermeeting.com/TTWO2020.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be held on September 16, 2020

Our Proxy Statement and 2020 Annual Report to Shareholders are available at

http://www.proxyvote.com

CONTACT:

(Investor Relations)	(Corporate Press)
Henry A. Diamond	Alan Lewis
Senior Vice President	Vice President
Investor Relations & Corporate Communications	Corporate Communications & Public Affairs
Take-Two Interactive Software, Inc.	Take-Two Interactive Software, Inc.
(646) 536-3005	(646) 536-2983
Henry.Diamond@take2games.com	Alan.Lewis@take2games.com

Take-Two Interactive to Hold 2020 Annual Meeting of Stockholders

Virtually Due to COVID-19 Pandemic

New York, NY – August 27, 2020 – Take-Two Interactive Software, Inc. (NASDAQ: TTWO) today announced that the Company will hold its 2020 Annual Meeting of Stockholders as a virtual, audio-only meeting hosted online at www.virtualshareholdermeeting.com/TTWO2020. Take-Two had intended to host an in-person meeting; however, due to ongoing health concerns and physical distancing requirements associated with the COVID-19 pandemic, this year’s meeting will be virtual-only, with no option for in-person attendance.

Take-Two’s 2020 Annual Meeting of Stockholders will be held at 9:00 a.m. Eastern Time on Wednesday, September 16, 2020. Stockholders at the close of business on the record date, July 20, 2020, are entitled to attend the meeting and vote on matters as outlined in the Company’s proxy statement that was filed on July 24, 2020. To be admitted to the Annual Meeting, stockholders must enter the 16-digit control number found on their previously distributed notice of internet availability of proxy materials or proxy card. Please note that the proxy card included with the previously distributed proxy materials will not be updated to reflect the change from an in-person meeting to a virtual-only meeting; however, it can still be used to vote shares in the Annual Meeting.

The Company urges stockholders to vote and submit their proxies prior to September 16, 2020, regardless of whether they plan to attend the virtual 2020 Annual Meeting of Stockholders, by one of the methods described in the proxy materials. Stockholders who have already voted are not required to take any further action.

Stockholders can find additional details about attending, voting and participating virtually at the 2020 Annual Meeting of Stockholders in the additional proxy materials that the Company filed today with the Securities and Exchange Commission. These materials also may be found at https://ir.take2games.com/financial-information/sec-filings.

The public may access the webcast of Take-Two’s 2020 Annual Meeting of Stockholders via the internet by visiting www.virtualshareholdermeeting.com/TTWO2020, but they will not be able to submit questions.

The Company’s 2020 Annual Meeting of Stockholders will be an audio-only webcast. In order to vote at the Annual Meeting, stockholders as of the record date for the Annual Meeting must either submit a valid proxy or attend the Annual Meeting virtually and vote online as detailed at www.virtualshareholdermeeting.com/TTWO2020.

About Take-Two Interactive Software

Headquartered in New York City, Take-Two Interactive Software, Inc. is a leading developer, publisher and marketer of interactive entertainment for consumers around the globe. We develop and publish products principally through Rockstar Games, 2K, Private Division, and Social Point. Our products are designed for console systems and personal computers, including smartphones and tablets, and are delivered through physical retail, digital download, online platforms and cloud streaming services. The Company’s common stock is publicly traded on NASDAQ under the symbol TTWO. For more corporate and product information please visit our website at http://www.take2games.com.

All trademarks and copyrights contained herein are the property of their respective holders.

Cautionary Note Regarding Forward-Looking Statements

The statements contained herein which are not historical facts are considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the Company’s future business and financial performance. Such forward-looking statements are based on the current beliefs of our management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties including: the uncertainty of the impact of the COVID-19 pandemic and measures taken in response thereto; the effect that measures taken to mitigate the COVID-19 pandemic have on our operations, including our ability to timely deliver our titles and other products, and on the operations of our counterparties, including retailers and distributors; the effects of the COVID-19 pandemic on consumer demand and the discretionary spending patterns of our customers; the impact of reductions in interest rates by the Federal Reserve and other central banks, including on our short-term investment portfolio; the impact of potential inflation; volatility in foreign currency exchange rates; our dependence on key management and product development personnel; our dependence on our Grand Theft Auto products and our ability to develop other hit titles; the timely release and significant market acceptance of our games; the ability to maintain acceptable pricing levels on our games; and risks associated with international operations.

Other important factors and information are contained in the Company’s most recent Annual Report on Form 10-K, including the risks summarized in the section entitled “Risk Factors,” the Company’s most recent Quarterly Report on Form 10-Q, and the Company’s other periodic filings with the SEC, which can be accessed at www.take2games.com. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

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